UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [ ]

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[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Proxy Statement

INOVA TECHNOLOGY INC.
(Name of Registrant as Specified in Its Charter)

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INOVA TECHNOLOGY INC.
2300 W. Sahara Ave. Suite 800 Las Vegas, NV 89102

PROXY STATEMENT

This proxy statement is being sent to the shareholders of Inova Technology Inc. (“Inova” or the “Company”) by the Board of Directors for the 2011 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on July 29, beginning at 12PM Pacific Standard Time at 100 Wilshire Boulevard, Suite 950, Santa Monica 90401, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company and will be held by consent.

This proxy statement is dated May 17, 2011. This proxy statement and accompanying materials are being sent to shareholders on May 17, 2011.

Proxy Solicitation

The Company is paying all costs of preparing, assembling and mailing this proxy statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the common stock of the Company at the Company’s expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

The persons’ names in the enclosed form of proxy are officers and directors of the Company. Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors. Should any other business properly come before the Annual Meeting, the persons named in the proxy shall be allowed to vote on such matter(s) as those persons determine in their discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Shareholders of record as of the close of business on May 10, 2011 are entitled to notice of the Annual Meeting and to vote in person or by proxy.

The common stock of the Company is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on April 6, 2011, there were 60,624,640 shares of common stock outstanding and entitled to vote. The presence of holders of a majority of the outstanding and authorized shares of common stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

Dissenting shareholders will not have a right of appraisal under Nevada corporate law.

Description of the Company’s Common Stock

The common stock of the Company is the only class of outstanding securities. Our common stock has a par value of $0.001 per share.

As of the close of business on May 17, 2011, there were 60,624,640 shares of common stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of April 6, 2011 by (i) each person or group known by the Company to own beneficially more than five percent (5%) of its outstanding common stock; (ii) each of its directors and each executive officer; and (iii) its directors and executive officers, as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. As used herein, a person is deemed to be the “beneficial owner” of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. As used herein, “voting power” includes the power to vote or to direct the voting of shares, and “investment power” includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.

	Amount and Nature of Beneficial
Name and Address of Beneficial Owner (1)	Ownership	% of Class
Adam Radly (2)	28,756,440 (2)	38.5%
Paul Aunger (3)	21,522,540 (3)	28.8%
Alex Lightman	-0-	0%
Officers and directors as a group	50,278,980	67.3%
(4 persons)

_____________________________________

(1)	Unless otherwise indicated, the address of the persons named in the table is 100 Wilshire Boulevard, Suite 950, Santa Monica, California 90401.

(2)	Includes 28,756,440 shares held by Southbase International (and affiliates)-a company related to Adam Radly

(3)	Includes 21,522,540 shares held by Advisors LLC (and affiliates)-a company related to Paul Aunger

DIRECTORS AND EXECUTIVE OFFICERS

Adam Radly, 42, is currently the Chairman and Chief Executive Officer of Inova. Mr. Radly held the position of General Manager with Web’s Biggest prior to its merger with Inova (then Edgetech Services, Inc.) in June 2005. Mr. Radly joined the management team at Inova as a General Manager after the merger. Mr. Radly became the Company’s Chairman and Chief Executive Officer on November 22, 2005.

Paul Aunger, 48, became a director and the Company’s Treasurer and Secretary on November 22, 2005.

Alex Lightman, 48, is a director of Inova. Mr. Lightman was appointed as a director on November 4, 2008.

Robert Bates, 42, is Chief Financial Officer (“CFO”) of Inova. He joined Inova as the Company’s CFO on February 1, 2008.

Director Independence

The Company has determined that Mr. Mandelbaum (former director) and Mr. Lightman qualify as independent directors. In making this determination, the Company applied the definition of independent director used by the NASDAQ Stock Market.

Audit Committee

The Company does not have an audit committee. The entire Board of Directors instead acts as the Company’s audit committee. Our board does not have an audit committee financial expert as defined by SEC rules.

The Board of Directors discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the fiscal year ended April 30, 2010.

The Company’s independent accountants also provided to the Board of Directors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Board of Directors concerning independence, and the Board of Directors discussed these matters with the Company’s independent accountants.

The Board of Directors reviewed the audited financial statements of the Company as of and for the fiscal year ended April 30, 2010, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Board of Directors recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2010, for filing with the Securities and Exchange Commission.

The directors taking place in these communications were Adam Radly, Paul Aunger, Alex Lightman and Jeffrey Mandelbaum (now a former director).

Director Attendance and Board Committees

The Company’s directors meet on an informal, as-needed basis. There are no regularly scheduled Board meetings. Each director has attended at least 75% of these informal meetings.

The Board does not require directors to attend annual meetings of shareholders, however, it encourages such attendance. Mr. Aunger, Mr Lightman and Mr. Mandelbaum (now a former director) attended last year’s annual meeting of shareholders by telephone.

The Company does not have any standing audit, nominating or compensation committees. The Board believes that having such committees is unnecessarily bureaucratic given the Company’s small size.

The Company does not have a policy regarding the nomination of directors. The Board has not adopted such a policy because the Board believes that its current directors can effectively choose director candidates.

Shareholder Communications

Shareholders may send communications for the Company’s Board of Directors to the Company at 2300 W. Sahara Ave. Suite 800 Las Vegas, NV 89102. Shareholders may send communications to individual directors in the same manner. Communications sent to individual directors should state on the envelope or other packaging that the individual director is the intended recipient.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent public accountant is MaloneBailey, LLP (“Malone Bailey”). Malone has served as the Company’s independent public accountant since April 2007. The Company’s Board of Directors approved the engagement of Malone Bailey.

A representative of Malone Bailey is not expected to attend the Company’s annual meeting, and as a result, will not have the opportunity to make a statement and will not be available to respond to questions.

AUDIT FEES

For fiscal year 2010, audit fees and fees for review of our quarterly financial statements were $115,000. For fiscal year 2009, we were billed $135,000 for these items.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Manner of Electing Directors

The Company’s Bylaws provide that the Board of Directors shall be the number determined by the Board of Directors. The Board of Directors has set the number of directors at three, and there are currently three members on the Board of Directors. Three directors are to be elected at the Annual Meeting to serve until the following meeting of shareholders. The Board of Directors will present at the Annual Meeting for election Mr. Adam Radly, Mr. Paul Aunger and Mr. Alex Lightman. The Board of Directors recommends a vote FOR Messrs Radly, Aunger. Mr. Radly and Mr. Lightman.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Adam Radly, 42, is currently the Chairman and Chief Executive Officer of Inova. Mr. Radly held the position of General Manager with Web’s Biggest prior to its merger with Inova (then Edgetech Services, Inc.) in June 2005. Mr. Radly joined the management team at Inova as General manager after the merger. Mr. Radly became the Company’s Chairman and Chief Executive Officer on November 22, 2005.

Paul Aunger, 50, became a director and the Company’s Treasurer and Secretary on November 22, 2005.

Alex Lightman, 42, is a director of Inova. Mr. Lightman was appointed as a director on November 4, 2008.

The Board of Directors recommends a vote FOR all nominees.

Shareholder Proposals

Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than May 30, 2011. Any proposal received after this date will be considered untimely.

STOCK SPLIT

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the Reverse Stock Split under Nevada corporate statutes. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. This occurred at the October 23, 2008 board meeting, attended by Adam Radly, Paul Aunger and Jeff Mandelbaum. The votes of Mr. Radly and Mr. Aunger for the reverse split of 400:1 comprised 94.4% of the total shares.

There was an additional split of 1:20 on November 1, 2010 which was approved in the same manner.

Pursuant to Nevada law if the authorized shares and outstanding shares change proportionally in the same manner the shareholder notification is sufficient, in lieu of a vote. Thus, a meeting of all shareholders to approve the Reverse Stock Split is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter. Abstentions and non-votes will have the same effect as a vote against this proposal.

The terms of the Company’s common stock will not change as a result of the reverse stock split.

Since we did not file a 14C for our 20:1 stock split in November, 2010 we are asking for that to be ratified. It was already approved by our majority shareholders.

INCREASE AUTHORIZED SHARES

The Company proposes to increase the number of authorized shares from the current 150,000,000 to 500,000,000.

The Board of Directors has approved a resolution to increase the number of authorized shares of common stock of the Company to 500,000,000. We are submitting this proposal for shareholder approval.

The Company’s articles of incorporation currently authorize the Company to issue a maximum of 600,000,000 shares of common stock.

The Board of Directors desires to increase the amount of authorized capital in order to have additional shares available for issuance for future acquisitions and financing activities.

If the Company issues additional shares of its stock, the holders of the stock will not have preemptive rights. Further stockholder approval will not be sought to issue these shares unless otherwise required by law.

If the number of authorized shares is increased, then a proposed takeover of the Company could be impeded by issuing shares at a preferential price. This is because the acquirer would be required to purchase more shares than it would be required to purchase before the preferential issuance. However, there are no anti-takeover mechanisms in the Company’s governing documents and there are no other arrangements to issue shares at a preferential price in case of a takeover attempt.

We are increasing our authorized shares in anticipation of an upcoming S1 we will file this summer, which will offer many new shares. Due to the potential dilution from existing debts there is a possibility we may have to issue 100,000,000 to creditors if they elect to convert their debt to equity.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors,

/s/
Adam Radly, Chairman

BALLOT
INOVA TECHNOLOGY INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT:

2300 W. Sahara Ave. Suite 800 Las Vegas, NV 89102

ON July 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

________________________________________________________________
Printed name(s)

If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

________________________________________________________________

Number of shares being voted:      _________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN WILL HAVE THE SAME EFFECT AS A VOTE AGAINST.

WRITTEN BALLOT

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Nominee	For	Withheld

Adam Radly

Paul Aunger

Alex Lightman

PROPOSAL NUMBER 2: IMPLEMENTATION OF A REVERSE STOCK SPLIT OF THE COMPANY’S STOCK.

For	Against	Abstain

PROPOSAL NUMBER 3: AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000.
For	Against	Abstain

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

Signature

Print Name(s) exactly as on certificate
Include title if necessary (Trustee, etc.)

For Shares Being Voted by Proxy:

The undersigned hereby appoints Adam Radly, Paul Aunger, Jeffrey Mandelbaum, Alex Lightman, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Inova Technology Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 2300 W. Sahara Ave. Suite 800 Las Vegas, NV 89102 on July 29 at 12 Pacific Standard Time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of ALL directors proposed. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that your stock may be represented at the meeting.

Printed name of proxy holder

Printed Name(s) of holder(s) of record

By:
Signature of proxy holder
Include title if necessary (Trustee, etc.)

Date

ALL PROXIES MUST BE SIGNED AND DATED.